As filed with the United States Securities and Exchange Commission on January 8, 2014

Registration No. 333-192969

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM F-1

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

GW PHARMACEUTICALS PLC

(Exact name of Registrant as specified in its charter)
Not Applicable
(Translation of Registrant’s name into English)

England and Wales	2834	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Porton Down Science Park, Salisbury
Wiltshire, SP4 0JQ
United Kingdom
(44) 198 055-7000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

CT Corporation System
111 Eighth Avenue, 13th Floor
New York, NY 10011
(212) 590-9330

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

David S. Bakst Mayer Brown LLP 1675 Broadway New York, NY 10019 Telephone: (212) 506 2500 Facsimile: (212) 262 1910	Justin D. Gover, Chief Executive Officer
Adam D. George, Chief Financial Officer
GW Pharmaceuticals plc
Porton Down Science Park, Salisbury
Wiltshire, SP4 0JQ
United Kingdom
Telephone: (44) 198 055-7000
Facsimile: (44) 198 055-7111	Jonathan L. Kravetz Daniel T. Kajunski Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111 Telephone: (617) 542-6000 Facsimile: (617) 542-2241

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered(1)	Amount to be Registered(2)	Proposed Maximum Offering Price Per ADS(3)	Proposed Maximum Aggregate Offering Price(3)	Amount of Registration Fee(4)
Ordinary Shares, par value £0.001 per share	27,600,000	$39.70	$91,310,000	$11,761

(1)	These ordinary shares are represented by the Registrant’s American depositary shares, each of which represents 12 ordinary shares of the Registrant. Such American depositary shares issuable on deposit of the ordinary shares registered hereby have been registered under a separate registration statement on Form F-6 (File No.: 333-187978).
(2)	Includes 3,600,000 ordinary shares underlying 300,000 American depositary shares that the underwriters may purchase pursuant to their option to purchase additional American depositary shares, if any.
(3)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) of the Securities Act of 1933, as amended. In accordance with Rule 457(c) of the Securities Act of 1933, as amended, the price shown is the average of the high and low selling prices of the American depositary shares on January 3, 2014, as reported on the Nasdaq Global Market.
(4)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

GW Pharmaceuticals plc is filing this Amendment No. 2 (this “Amendment”) to its Registration Statement on Form F-1 (Registration No. 333-192969) (the “Registration Statement”) solely to amend and restate the list of exhibits set forth in Item 8 of Part II of the Registration Statement. No changes have been made to Part I or Part II of the Registration Statement other than this explanatory note as well as revised versions of the cover page and Item 8 of Part II of the Registration Statement. This Amendment does not contain a copy of the preliminary prospectus included in the Registration Statement, nor is it intended to amend or delete any part of the preliminary prospectus.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 6. Indemnification of directors and officers

The Registrant’s articles of association provide that, subject to the Companies Act 2006, every person who is or was at any time a director or other officer (excluding an auditor) of the Registrant may be indemnified out of the assets of the Registrant against all costs, charges, expenses, losses or liabilities incurred by him in performing his duties or the exercise of his powers or otherwise in relation to or in connection with his duties, powers or office.

The Registrant also maintains directors and officers insurance to insure such persons against certain liabilities.

In the underwriting agreement, the underwriters will agree to indemnify, under certain conditions, the Registrant, members of the Registrant’s board of directors, members of the executive management board and persons who control the Registrant within the meaning of the Securities Act, against certain liabilities.

Item 7. Recent sales of unregistered securities

The following information is furnished with regard to all securities issued by the Registrant within the last three years that were not registered under the Securities Act. The issuance of such shares was deemed exempt from registration requirements of the Securities Act as such securities were offered and sold outside of the United States to persons who were neither citizens nor residents of the United States or such sales were exempt from registration under Section 4(a)(2) of Securities Act.

No underwriter or underwriting discount or commission was involved in any of the issuances set forth in this Item 7.

Options to Purchase Ordinary Shares

From October 1, 2009 through December 16, 2013, the Registrant issued an aggregate of 5,831,357 options to purchase ordinary shares under its equity incentive plans. Of these options:

•	options to purchase 488,613 ordinary shares have been canceled without being exercised;
•	4,300 options to purchase ordinary shares have been exercised; and
•	options to purchase a total of 5,338.444 ordinary shares are currently outstanding, at a weighted average exercise price of £0.001 per share.

Item 8. Exhibits

(a)	The following documents are filed as part of this Registration Statement:

Exhibit Number	Description of Exhibit
1.1*	Form of Underwriting Agreement.
3.1*	Memorandum & Articles of Association of GW Pharmaceuticals plc. (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.1*	Form of specimen certificate evidencing ordinary shares (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.2*(1)	Form of Deposit Agreement among GW Pharmaceuticals plc, Citibank, N.A., as the depositary bank and all Holders and Beneficial Owners of ADSs issued thereunder (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
4.3*(1)	Form of American Depositary Receipt (included in Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.4*	Share Warrant to subscribe for ordinary shares issued to Biomedical Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.5*	Share Warrant to subscribe for ordinary shares issued to Biomedical Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.5 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.6*	Share Warrant to subscribe for ordinary shares issued to Biomedical Offshore Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.7*	Share Warrant to subscribe for ordinary shares issued to Biomedical Offshore Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.7 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
5.1*	Opinion of Mayer Brown International LLP as to the validity of the securities being offered under the laws of GW Pharmaceuticals plc’s jurisdiction of organization.
10.1†*	License and Distribution Agreement between Bayer AG Division Pharma and GW Pharma Ltd., dated May 20, 2003 (incorporated by reference to Exhibit 10.1 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.2†*	Amendment Number 1 to the License and Distribution Agreement, dated November 4, 2003 (incorporated by reference to Exhibit 10.2 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.3*	Amendment Number 2 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Healthcare AG Division Pharma, dated January 14, 2004 (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.4†*	Amendment Number 3 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Healthcare AG Division Pharma, dated March 1, 2005 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.5†*	Amendment Number 4 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Healthcare AG Division Pharma, dated May 10, 2005 (incorporated by reference to Exhibit 10.5 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.6*	Amendment Number 5 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Schering Pharma AG (f/k/a Bayer AG, Bayer HealthCare, Division Pharma), dated March 10, 2010 (incorporated by reference to Exhibit 10.6 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.7†*	Supply Agreement between Bayer AG and GW Pharma Ltd., dated May 20, 2003 (incorporated by reference to Exhibit 10.7 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.8†*	Amendment Number 1 to the Supply Agreement between GW Pharma Ltd. and Bayer Healthcare AG, dated November 4, 2003 (incorporated by reference to Exhibit 10.8 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
10.9†*	Amendment Number 2 to the Supply Agreement between GW Pharma Ltd. and Bayer Healthcare AG, dated May 10, 2005 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.10†*	Amendment Number 3 to the Supply Agreement between GW Pharma Ltd. and Bayer Schering Pharma AG (f/k/a Bayer AG, Bayer HealthCare, Division Pharma), dated March 10, 2010 (incorporated by reference to Exhibit 10.10 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.11†*	Product Commercialisation and Supply Consolidated Agreement between GW Pharma Limited and Almirall Prodesfarma, S.A., dated June 6, 2006 (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.12†*	Amendment No. 1 to the Product Commercialisation and Supply Consolidated Agreement between GW Pharma Ltd. and Laboratorios Almirall S.A., dated March 4, 2009 (incorporated by reference to Exhibit 10.12 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.13†*	Amendment to the Product Commercialisation and Supply Consolidated Agreement, dated June 6, 2006 between GW Pharma Ltd. and Almirall S.A., dated July 23, 2010 (incorporated by reference to Exhibit 10.13 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.14†*	Supplementary Agreement to the Product Commercialisation and Supply Consolidated Agreement, dated June 6, 2006 between GW Pharma Ltd. and Almirall S.A., dated November 17, 2011 (incorporated by reference to Exhibit 10.14 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.15†*	Amendment and Supplementary Agreement to the Product Commercialisation and Supply Consolidated Agreement, dated June 6, 2006 between GW Pharma Ltd. and Almirall S.A., dated March 13, 2012 (incorporated by reference to Exhibit 10.15 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.16†*	Research Collaboration and Licence Agreement between GW Pharma Ltd. and GW Pharmaceuticals plc and Otsuka Pharmaceutical Co., Ltd., dated July 9, 2007 (incorporated by reference to Exhibit 10.16 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.17†*	Amendment No. 1 to Research Collaboration and Licence Agreement, dated March 14, 2008 (incorporated by reference to Exhibit 10.17 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.18†*	Amendment No. 2 to Research Collaboration and Licence Agreement, dated June 29, 2010 (incorporated by reference to Exhibit 10.18 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.19†*	Development and License Agreement between GW Pharma Ltd. and GW Pharmaceuticals Plc and Otsuka Pharmaceutical Co., Ltd., dated February 14, 2007 (incorporated by reference to Exhibit 10.19 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.20†*	Amendment No. 1 to Development and License Agreement, dated November 1, 2008 (incorporated by reference to Exhibit 10.20 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.21†*	Letter amending Development and License Agreement, dated October 21, 2010 (incorporated by reference to Exhibit 10.21 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
10.22†*	Distribution and License Agreement, dated April 8, 2011, by and between GW Pharma Ltd. and Novartis Pharma AG (incorporated by reference to Exhibit 10.22 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.23†*	Manufacturing and Supply Agreement, dated November 9, 2011, by and between Novartis Pharma AG and GW Pharma Ltd. (incorporated by reference to Exhibit 10.23 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.24†*	Production Supply Agreement, dated March 7, 2007 (incorporated by reference to Exhibit 10.24 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.25†*	Lease, dated July 6, 2009 (incorporated by reference to Exhibit 10.25 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.26†*	Lease, dated October 9, 2009 (incorporated by reference to Exhibit 10.26 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.27†*	Lease, dated April 6, 2011 (incorporated by reference to Exhibit 10.27 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.28†*	Lease, dated October 12, 2011 (incorporated by reference to Exhibit 10.28 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.29†*	Lease, dated January 6, 2012 (incorporated by reference to Exhibit 10.29 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.30†*	Agreement for Lease, dated April 4, 2012 (incorporated by reference to Exhibit 10.30 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.31*	Occupational Underlease, dated August 11, 2010 (incorporated by reference to Exhibit 10.31 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.32*	Lease, dated May 24, 2011 (incorporated by reference to Exhibit 10.32 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.33*	Tenancy Agreement, dated November 19, 2012 (incorporated by reference to Exhibit 10.33 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.34*	Service Agreement by and between GW Pharma Ltd., and Adam George, dated June 1, 2012 (incorporated by reference to Exhibit 10.34 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.35†*	Service Agreement by and between GW Pharma Ltd., and Chris Tovey, dated July 11, 2012 (incorporated by reference to Exhibit 10.35 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.36*	Service Agreement by and between GW Research Ltd. and Dr. Geoffrey Guy, dated March 14, 2013 (incorporated by reference to Exhibit 10.36 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
10.37*	Service Agreement by and between GW Research Ltd. and Justin Gover, dated February 26, 2013 (incorporated by reference to Exhibit 10.37 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.38*	Service Agreement by and between GW Research Ltd. and Dr. Stephen Wright, dated January 18, 2013 (incorporated by reference to Exhibit 10.38 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.39*	Letter of Appointment by and between GW Pharmaceuticals plc and James Noble, dated February 26, 2013 (incorporated by reference to Exhibit 10.39 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.40*	Letter of Appointment by and between GW Pharmaceuticals plc and Tom Lynch, dated February 26, 2013 (incorporated by reference to Exhibit 10.40 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.41*	Service Agreement by and between GW Pharmaceuticals Inc. and Cabot Brown, dated November 7, 2013 (incorporated by reference to Exhibit 10.41 to our Annual Report on Form 20-F (file no. 001-35892), filed with the SEC on November 25, 2013).
10.42*	Long Term Incentive Plan (incorporated by reference to Exhibit 10.42 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.43*	GW Pharmaceuticals All Employee Share Scheme (incorporated by reference to Exhibit 10.43 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.44*	GW Pharmaceuticals Approved Share Option Scheme 2001 (incorporated by reference to Exhibit 10.44 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.45*	GW Pharmaceuticals Unapproved Share Option Scheme 2001 (incorporated by reference to Exhibit 10.45 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.46†*	Lease, dated May 24, 2013 (incorporated by reference to Exhibit 4.46 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.47†*	Lease, dated May 24, 2013 (incorporated by reference to Exhibit 4.47 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.48†*	Lease, dated May 24, 2013 (incorporated by reference to Exhibit 4.48 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.49*	Lease, dated August 1, 2013 (incorporated by reference to Exhibit 4.49 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.50*	Lease, dated July 16, 2013 (incorporated by reference to Exhibit 4.50 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
21.1*	List of Subsidiaries (incorporated by reference to Exhibit 8.1 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
23.1*	Consent of Deloitte LLP.
23.2*	Consent of Mayer Brown International LLP (included in Exhibit 5.1).

Exhibit Number	Description of Exhibit
24.1*	Powers of Attorney.

*	Previously filed.
†	Confidential treatment requested.
(1)	Incorporated by reference to the Registration Statement on Form F-6 (File No. 333-187978), filed with the Securities and Exchange Commission with respect to ADSs representing ordinary shares.
(b)	Financial Statement Schedules

All Schedules have been omitted because the information required to be presented in them is not applicable or is shown in the consolidated financial statements or related notes.

Item 9. Undertakings

(a)	The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreements certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.
(b)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
(c)	The undersigned Registrant hereby undertakes that:
(1)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(2)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salisbury, England, on January 8, 2014.

GW PHARMACEUTICALS PLC

By:	/s/ Justin Gover Name: Justin Gover Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Justin Gover Justin Gover	Chief Executive Officer and Director (Principal Executive Officer)	January 8, 2014
/s/ Adam George Adam George	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	January 8, 2014
* Dr. Geoffrey Guy	Director	January 8, 2014
* Dr. Stephen Wright	Director	January 8, 2014
* Chris Tovey	Director	January 8, 2014
* James Noble	Director	January 8, 2014
* Cabot Brown	Director and Authorized U.S. Representative	January 8, 2014
* Thomas Lynch	Director	January 8, 2014
* By: /s/ Justin Gover Justin Gover Attorney-in-Fact

Exhibit Number	Description of Exhibit
1.1*	Form of Underwriting Agreement.
3.1*	Memorandum & Articles of Association of GW Pharmaceuticals plc. (incorporated by reference to Exhibit 3.1 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.1*	Form of specimen certificate evidencing ordinary shares (incorporated by reference to Exhibit 4.1 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.2*(1)	Form of Deposit Agreement among GW Pharmaceuticals plc, Citibank, N.A., as the depositary bank and all Holders and Beneficial Owners of ADSs issued thereunder (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.3*(1)	Form of American Depositary Receipt (included in Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.4*	Share Warrant to subscribe for ordinary shares issued to Biomedical Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.4 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.5*	Share Warrant to subscribe for ordinary shares issued to Biomedical Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.5 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.6*	Share Warrant to subscribe for ordinary shares issued to Biomedical Offshore Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.6 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
4.7*	Share Warrant to subscribe for ordinary shares issued to Biomedical Offshore Value Fund, L.P. dated August 2009 (incorporated by reference to Exhibit 4.7 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
5.1*	Opinion of Mayer Brown International LLP as to the validity of the securities being offered under the laws of GW Pharmaceuticals plc’s jurisdiction of organization.
10.1†*	License and Distribution Agreement between Bayer AG Division Pharma and GW Pharma Ltd., dated May 20, 2003 (incorporated by reference to Exhibit 10.1 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.2†*	Amendment Number 1 to the License and Distribution Agreement, dated November 4, 2003 (incorporated by reference to Exhibit 10.2 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.3*	Amendment Number 2 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Healthcare AG Division Pharma, dated January 14, 2004 (incorporated by reference to Exhibit 10.3 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.4†*	Amendment Number 3 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Healthcare AG Division Pharma, dated March 1, 2005 (incorporated by reference to Exhibit 10.4 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.5†*	Amendment Number 4 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Healthcare AG Division Pharma, dated May 10, 2005 (incorporated by reference to Exhibit 10.5 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
10.6*	Amendment Number 5 to the License and Distribution Agreement between GW Pharma Ltd. and Bayer Schering Pharma AG (f/k/a Bayer AG, Bayer HealthCare, Division Pharma), dated March 10, 2010 (incorporated by reference to Exhibit 10.6 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.7†*	Supply Agreement between Bayer AG and GW Pharma Ltd., dated May 20, 2003 (incorporated by reference to Exhibit 10.7 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.8†*	Amendment Number 1 to the Supply Agreement between GW Pharma Ltd. and Bayer Healthcare AG, dated November 4, 2003 (incorporated by reference to Exhibit 10.8 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.9†*	Amendment Number 2 to the Supply Agreement between GW Pharma Ltd. and Bayer Healthcare AG, dated May 10, 2005 (incorporated by reference to Exhibit 10.9 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.10†*	Amendment Number 3 to the Supply Agreement between GW Pharma Ltd. and Bayer Schering Pharma AG (f/k/a Bayer AG, Bayer HealthCare, Division Pharma), dated March 10, 2010 (incorporated by reference to Exhibit 10.10 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.11†*	Product Commercialisation and Supply Consolidated Agreement between GW Pharma Limited and Almirall Prodesfarma, S.A., dated June 6, 2006 (incorporated by reference to Exhibit 10.11 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.12†*	Amendment No. 1 to the Product Commercialisation and Supply Consolidated Agreement between GW Pharma Ltd. and Laboratorios Almirall S.A., dated March 4, 2009 (incorporated by reference to Exhibit 10.12 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.13†*	Amendment to the Product Commercialisation and Supply Consolidated Agreement, dated June 6, 2006 between GW Pharma Ltd. and Almirall S.A., dated July 23, 2010 (incorporated by reference to Exhibit 10.13 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.14†*	Supplementary Agreement to the Product Commercialisation and Supply Consolidated Agreement, dated June 6, 2006 between GW Pharma Ltd. and Almirall S.A., dated November 17, 2011 (incorporated by reference to Exhibit 10.14 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.15†*	Amendment and Supplementary Agreement to the Product Commercialisation and Supply Consolidated Agreement, dated June 6, 2006 between GW Pharma Ltd. and Almirall S.A., dated March 13, 2012 (incorporated by reference to Exhibit 10.15 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.16†*	Research Collaboration and Licence Agreement between GW Pharma Ltd. and GW Pharmaceuticals plc and Otsuka Pharmaceutical Co., Ltd., dated July 9, 2007 (incorporated by reference to Exhibit 10.16 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.17†*	Amendment No. 1 to Research Collaboration and Licence Agreement, dated March 14, 2008 (incorporated by reference to Exhibit 10.17 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.18†*	Amendment No. 2 to Research Collaboration and Licence Agreement, dated June 29, 2010 (incorporated by reference to Exhibit 10.18 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
10.19†*	Development and License Agreement between GW Pharma Ltd. and GW Pharmaceuticals Plc and Otsuka Pharmaceutical Co., Ltd., dated February 14, 2007 (incorporated by reference to Exhibit 10.19 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.20†*	Amendment No. 1 to Development and License Agreement, dated November 1, 2008 (incorporated by reference to Exhibit 10.20 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.21†*	Letter amending Development and License Agreement, dated October 21, 2010 (incorporated by reference to Exhibit 10.21 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.22†*	Distribution and License Agreement, dated April 8, 2011, by and between GW Pharma Ltd. and Novartis Pharma AG (incorporated by reference to Exhibit 10.22 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.23†*	Manufacturing and Supply Agreement, dated November 9, 2011, by and between Novartis Pharma AG and GW Pharma Ltd. (incorporated by reference to Exhibit 10.23 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.24†*	Production Supply Agreement, dated March 7, 2007 (incorporated by reference to Exhibit 10.24 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.25†*	Lease, dated July 6, 2009 (incorporated by reference to Exhibit 10.25 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.26†*	Lease, dated October 9, 2009 (incorporated by reference to Exhibit 10.26 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.27†*	Lease, dated April 6, 2011 (incorporated by reference to Exhibit 10.27 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.28†*	Lease, dated October 12, 2011 (incorporated by reference to Exhibit 10.28 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.29†*	Lease, dated January 6, 2012 (incorporated by reference to Exhibit 10.29 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.30†*	Agreement for Lease, dated April 4, 2012 (incorporated by reference to Exhibit 10.30 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.31*	Occupational Underlease, dated August 11, 2010 (incorporated by reference to Exhibit 10.31 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.32*	Lease, dated May 24, 2011 (incorporated by reference to Exhibit 10.32 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.33*	Tenancy Agreement, dated November 19, 2012 (incorporated by reference to Exhibit 10.33 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).

Exhibit Number	Description of Exhibit
10.34*	Service Agreement by and between GW Pharma Ltd., and Adam George, dated June 1, 2012 (incorporated by reference to Exhibit 10.34 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.35†*	Service Agreement by and between GW Pharma Ltd., and Chris Tovey, dated July 11, 2012 (incorporated by reference to Exhibit 10.35 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.36*	Service Agreement by and between GW Research Ltd. and Dr. Geoffrey Guy, dated March 14, 2013 (incorporated by reference to Exhibit 10.36 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.37*	Service Agreement by and between GW Research Ltd. and Justin Gover, dated February 26, 2013 (incorporated by reference to Exhibit 10.37 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.38*	Service Agreement by and between GW Research Ltd. and Dr. Stephen Wright, dated January 18, 2013 (incorporated by reference to Exhibit 10.38 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.39*	Letter of Appointment by and between GW Pharmaceuticals plc and James Noble, dated February 26, 2013 (incorporated by reference to Exhibit 10.39 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.40*	Letter of Appointment by and between GW Pharmaceuticals plc and Tom Lynch, dated February 26, 2013 (incorporated by reference to Exhibit 10.40 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.41*	Service Agreement by and between GW Pharmaceuticals Inc. and Cabot Brown, dated November 7, 2013 (incorporated by reference to Exhibit 10.41 to our Annual Report on Form 20-F (file no. 001-35892), filed with the SEC on November 25, 2013).
10.42*	Long Term Incentive Plan (incorporated by reference to Exhibit 10.42 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.43*	GW Pharmaceuticals All Employee Share Scheme (incorporated by reference to Exhibit 10.43 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.44*	GW Pharmaceuticals Approved Share Option Scheme 2001 (incorporated by reference to Exhibit 10.44 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.45*	GW Pharmaceuticals Unapproved Share Option Scheme 2001 (incorporated by reference to Exhibit 10.45 to our Registration Statement on Form F-1 (file no. 333-187356), as amended, initially filed with the SEC on March 19, 2013).
10.46†*	Lease, dated May 24, 2013 (incorporated by reference to Exhibit 4.46 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.47†*	Lease, dated May 24, 2013 (incorporated by reference to Exhibit 4.47 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.48†*	Lease, dated May 24, 2013 (incorporated by reference to Exhibit 4.48 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).

Exhibit Number	Description of Exhibit
10.49*	Lease, dated August 1, 2013 (incorporated by reference to Exhibit 4.49 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
10.50*	Lease, dated July 16, 2013 (incorporated by reference to Exhibit 4.50 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
21.1*	List of Subsidiaries (incorporated by reference to Exhibit 8.1 to our Annual Report on Form 20-F (file no. 001-35892), as amended, originally filed with the SEC on November 25, 2013).
23.1*	Consent of Deloitte LLP.
23.2*	Consent of Mayer Brown International LLP (included in Exhibit 5.1).
24.1*	Powers of Attorney.

*	Previously filed.
†	Confidential treatment requested.
(1)	Incorporated by reference to the Registration Statement on Form F-6 (File No. 333-187978), filed with the Securities and Exchange Commission with respect to ADSs representing ordinary shares.